SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 28, 2005 (December 28, 2005)
Grey Wolf, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address and Zip Code of Principal Executive Offices)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Employment Agreement - Robert J. Proffit
Press Release dated December 28, 2005

Item 1.01 – Entry into a Material Definitive Agreement.
     Effective December 28, 2005, Grey Wolf, Inc. (the “Company”) entered into an employment agreement (the “Agreement”) with Robert J. Proffit, its Vice President – Human Resources. Mr. Proffit will receive an annual salary of $150,000 and an incentive bonus at the sole discretion of the Board of Directors. The Agreement expires on December 31, 2007 and shall be automatically extended annually, unless and until at least 90 days prior to the renewal date either party gives notice not to further extend. Pursuant to the Agreement, in the event Mr. Proffit is terminated within one year of a “Change in Control” (as defined in the Agreement), Mr. Proffit shall be paid three times the sum of: (a) his annual salary in effect on the date of termination, plus (b) a bonus equal to fifty percent of such annual salary. In the event a termination occurs at any time other than within one year of the “Change in Control,” Mr. Proffit shall be paid an amount equal to the sum of: (a) his annual salary, plus (b) an annual bonus equal to fifty percent of such annual salary. A copy of the Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective December 28, 2005, James K.B. Nelson tendered his resignation as a member of the board of directors (the “Board”), and of the audit and compensation committees of the Board, of the Company because of his desire to retire. The resignation was not related to any disagreement between Mr. Nelson and the Company on any matter.
     The Board appointed Trevor Turbidy as a Class II director of the Company to fill the vacancy created by Mr. Nelson’s resignation and retirement, effective immediately. Mr. Turbidy’s term expires at the Company’s 2007 Annual Meeting of Shareholders.
     Mr. Turbidy, 37, has served as President, Chief Executive Officer and a Director of Trico Marine Services, Inc. (“Trico”) since August 2005. Prior to that, Mr. Turbidy served as Trico’s Vice President and Chief Financial Officer since August 2003. From November 2000 until May 2002, Mr. Turbidy served as a Director in the Investment Banking Department of Credit Suisse First Boston. From 1991 until November 2000, Mr. Turbidy held various positions leading up to being a Director in the Investment Banking Department of Donaldson, Lufkin & Jenrette.
     Mr. Turbidy was named to the audit committee and compensation committee of the Board. He will receive compensation for his Board and committee membership based upon the levels described in the Company’s Current Report on Form 8-K of February 22, 2005. He was not elected pursuant to any arrangement or understanding between himself and any other person.
     A copy of the press release announcing the Director transition is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Employment Agreement between Robert J. Proffit and Grey Wolf, Inc. dated December 28, 2005

99.1	Press Release dated December 28, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 28, 2005

GREY WOLF, INC.

/s/ David W. Wehlmann
David W. Wehlmann,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Employment Agreement between Robert J. Proffit and Grey Wolf, Inc. dated December 28, 2005

99.1	Press Release dated December 28, 2005.